SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          [AMENDMENT NO. . . . . . . ]

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(C) or ss. 240.14a-12

                       INDUSTRIAL DATA SYSTEMS CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-(6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1) Title of each class of securities to which transaction:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously by written preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:.......................

    2)   Form Schedule or Registration Statement No.:..

    3)   Filing Party:.................................

    4)   Date Filed:...................................

                       INDUSTRIAL DATA SYSTEMS CORPORATION

                                  May 15, 1998

Dear Shareholder:

        You are cordially invited to attend the 1998 Annual Meeting of Shareholders ("Annual Meeting") of Industrial Data Systems Corporation to be held at 2:00 p.m. on Monday, June 8, 1998, at the corporate offices of the Company, 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013.

        At the Annual Meeting, the shareholders will be asked to elect five directors. The Notice of 1998 Annual Meeting of Shareholders and the Proxy Statement on the following pages describe the nominees for election to our Board of Directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE IN FAVOR OF EACH OF THE NOMINATED DIRECTORS.

        Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating, and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

        We look forward to your attendance at the meeting.

                                           Sincerely,

                                           William A. Coskey
                                           President and Chief Executive Officer

                                    IMPORTANT

        A PROXY CARD IS ENCLOSED HEREWITH. ALL SHAREHOLDERS ARE URGED TO COMPLETE AND MAIL THE PROXY CARD PROMPTLY. THE ENCLOSED ENVELOPE FOR RETURN OF THE PROXY CARD REQUIRES NO POSTAGE. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING MAY PERSONALLY VOTE ON ALL MATTERS THAT ARE CONSIDERED, IN WHICH EVENT THE SIGNED PROXY WILL BE REVOKED.

        YOUR PROXY IS PARTICULARLY IMPORTANT IN CONNECTION WITH THE REQUESTED SHAREHOLDER APPROVAL OF THE INCENTIVE PLAN SINCE STREET NAME NOMINEES GENERALLY CANNOT VOTE ON THIS MATTER ABSENT INSTRUCTIONS FROM THE BENEFICIAL OWNER.

                       INDUSTRIAL DATA SYSTEMS CORPORATION
                             600 CENTURY PLAZA DRIVE
                                  BUILDING 140
                            HOUSTON, TEXAS 77073-6013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 8, 1998

         ----------------------------------------------------------------

To the Shareholders of
Industrial Data Systems Corporation

        Notice is hereby given that the 1998 Annual Meeting of Shareholders ("Annual Meeting") of Industrial Data Systems Corporation, a Nevada corporation, (the "Company) will be held in the corporate offices of Company, at 600 Century Plaza Drive, Houston, Texas 77073-6013 on June 8, 1998, at 2:00 p.m., Central Standard Time, for the following purposes:

        1. To elect five directors to the Board of Directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. The nominees for director are William A. Coskey, P.E., Hulda L. Coskey, David W. Gent, P.E., Rex S. Zerger, and Gordon R. Wingate.

        2. To approve and ratify the appointment of Hein + Associates LLP as the Company's independent auditors.

        3. To approve the Industrial Data Systems Corporation 1998 Incentive
Plan.

        4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        A record of shareholders has been taken as of the close of business on April 20, 1998, and only those shareholders of record on that date will be entitled to notice of and to vote at the meeting. A shareholder's list will be available at the offices of the Company commencing June 6, 1998 and may be inspected during the normal business hours prior to the annual meeting.

        ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. YOUR PROXY IS PARTICULARLY IMPORTANT IN CONNECTION WITH THE REQUESTED SHAREHOLDER APPROVAL OF THE INCENTIVE PLAN SINCE STREET NAME NOMINEES GENERALLY CANNOT VOTE ON THIS MATTER ABSENT INSTRUCTIONS FROM THE BENEFICIAL OWNER. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY SIGNING AND RETURNING A LATER-DATED PROXY WITH RESPECT TO THE SAME SHARES, BY FILING WITH THE SECRETARY OF INDUSTRIAL DATA SYSTEMS CORPORATION A WRITTEN REVOCATION BEARING A LATER DATE OR BY ATTENDING AND VOTING IN PERSON AT THE ANNUAL MEETING. SHAREHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SENT IN A PROXY CARD.

                                                      By Order of the Board of
                                                      Directors,

                                                      Hulda L. Coskey
                                                      SECRETARY

Houston, Texas
Date: May 15, 1998

                       INDUSTRIAL DATA SYSTEMS CORPORATION
                      600 CENTURY PLAZA DRIVE, BUILDING 140
                            HOUSTON, TEXAS 77073-6013

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 8, 1998

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

        This Proxy Statement and accompanying Proxy are solicited by the Management of Industrial Data Systems Corporation ("IDDS" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Monday, June 8, 1998 at 2:00 p.m. at the principal executive offices of the Company, 600 Century Plaza Drive, Building 140, Houston, Texas 77073, and at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about May 15, 1998, to shareholders of record on April 20, 1998.

        SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Meeting and desire to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

        The purpose of the Annual Meeting is to elect five (5) directors to serve one-year terms until the next Annual Meeting, or until their respective successors shall be elected and qualified; and considering and acting upon the ratification of the Company's independent auditors; and to approve the Industrial Data Systems Corporation 1998 Incentive Plan ("the Plan").

        The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 1997, to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.

                                VOTING SECURITIES

        On April 20, 1998, the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 13,023,718 shares of the Company's Common Stock ("Common Stock") were outstanding. Shareholders are entitled to one vote per share on all matters to be considered at the Meeting. Shareholders are not entitled to cumulative voting.

        In accordance with the Company's Articles of Incorporation, a majority of the shares entitled to vote represented in person or by proxy shall constitute a quorum at a meeting of shareholders. Any action to be taken by shareholders of the corporation at the Annual Meeting requires the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon. Except as otherwise specified by law, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. If a quorum is present, directors are elected by a majority of the votes cast by the shares entitled to vote.

        The shareholders shall also vote to ratify the selection of Independent Auditors and the adoption of the Plan. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.

        The shares represented by an executed proxy will be voted for the election of directors, or withheld if so specified, and to approve and ratify the selection of Independent Auditors, and to approve adoption of the Plan. If no specification is made in said proxy, the proxy will be voted "FOR" the nominees listed herein, "FOR" the selection and ratification of Hein + Associates, LLP, Certified Public Accountants and "FOR" the adoption of the Plan.

                              ELECTION OF DIRECTORS

        At the meeting, five directors are to be elected, each director to hold office until the next Annual Meeting of Shareholders or until his successor is elected and qualified. The persons named in the accompanying proxy have been designated by the Board of Directors and, unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy, or the board may be reduced accordingly; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH NOMINEE FOR DIRECTOR.

INFORMATION REGARDING DIRECTORS AND NOMINEES

        The Board of Directors of the Company presently consists of 4 members. Four directors are to be re-elected and one additional nominee is to be elected at the Meeting, each for a term expiring at the next Annual Meeting.

        The following table and the notes thereto state the names of all the persons proposed to be nominated for election as Directors. Also disclosed are their ages, all positions and offices with the Company now held by them, their principal occupations or employment within at least the five preceding years and the dates upon which they became directors of the Company.

                                       DIRECTOR
NAME                          AGE       SINCE     POSITION HELD
----                          ---      --------   -------------
William A. Coskey, P.E. (1)    45       1985     Chairman of the Board, Chief
                                                 Executive Officer and President

Hulda L. Coskey (1)            43       1985     Chief Financial Officer,
                                                 Secretary, Treasurer,  Director

David W. Gent, P.E. (2)        45       1994     Director

Rex S. Zerger                  61       1996     Vice President - Sales &
                                                 Marketing, Director

Gordon R. Wingate(2)           42         -      Director nominee
------------
(1)     William A. Coskey and Hulda L. Coskey are husband and wife.

(2)     Member or proposed member of Audit Committee

      WILLIAM A. COSKEY is the founder of the Company and has served as Chairman of the Board, Chief Executive Officer and President since the Company's formation in September 1985. Mr. Coskey also serves as President and Director of the Company's subsidiaries: Industrial Data Systems, Inc.; IDS Engineering, Inc.; Thermaire, Inc., and Constant Power Manufacturing Corporation. Prior to founding the Company, Mr. Coskey served as Manager of Corporate Development for Keystone International, Inc., a public company listed on the New York Stock Exchange, and was responsible for all acquisition and merger activities of Keystone International, Inc. during the period 1984 to 1985. Mr. Coskey had formerly held the position of President of Syntech Associates, Inc., an engineering services company located in

Houston, Texas for the period 1979 to 1984. Mr. Coskey, an Honors Graduate, received a B.S. in Electrical Engineering from Texas A&M University in 1975. He is a Registered Professional Engineer, and is also a member of the Instrument Society of America. William A. Coskey is the spouse of Hulda L. Coskey.

        HULDA L. COSKEY has served as Chief Financial Officer and Secretary/Treasurer of the Company since June 1994. During her thirteen years with the Company and its predecessors, Mrs. Coskey has served in the following capacities within the Company's subsidiaries: Vice President, Secretary/Treasurer, and Director of Industrial Data Systems, Inc.; Vice President, Secretary, and Director of IDS Engineering, Inc.; Secretary/Treasurer and Director of Thermaire, Inc., and Secretary and Director of Constant Power Manufacturing Corporation. Her primary responsibilities include SEC reporting, investor relations, and other corporate secretary functions. In prior years, Mrs. Coskey has been responsible for management and supervision of the Company's operations, including but not limited to all accounting, finance and personnel functions. Prior to joining the Company, she served the banking industry in the Houston area both as a Loan Review Officer, and as a Credit Officer. Mrs. Coskey majored in Accounting at the University of Houston. Mrs. Coskey serves as a Committee Member on several Willis ISD educational planning committees and in various civic organizations. Hulda L. Coskey is the spouse of William A. Coskey.

        DAVID W. GENT, P.E. has served as a director of the Company since June 1994 and is a member of the Audit Committee. Since September 1991, Mr. Gent has held the position of Director of International Engineering and Chief Information Officer of Bray International, Inc., located in Houston, Texas, with the responsibility of overseeing several departments that include Engineering, Information Services, and Quality Control. Mr. Gent founded SofTest Designs Corporation, a privately held electronic test equipment company, in 1980 and has served as a director since its inception and as its President for the period 1986 to 1991. Prior to 1986, Mr. Gent was General Manager of the USA Controls Division of Keystone International, Inc. Mr. Gent, an Honors Graduate, received a B.S. in Electrical Engineering from Texas A&M University in 1975 and an MBA from Houston Baptist University. He is a Registered Professional Engineer, and a Senior member of the Instrument Society of America. Mr. Gent serves on the Texas A&M University Electrical Engineering Department Advisory Council, the Bray International, Inc. 401(k) committee, and as a Bray representative on various councils including Fieldbus Foundation and the Open DeviceNet Vendors Association. He also holds several patents in the field of industrial flow controls.

        REX S. ZERGER has served as Vice President - Sales and Marketing for the Industrial Products Division since June 1, 1996. Mr. Zerger was appointed as a Director on December 15, 1996. For more than the past ten years, Mr. Zerger held various management positions with Texas Microsystems, including Senior Vice President - Sales and Marketing and Senior Vice President - Mobile Products Group. His responsibilities included the establishment of domestic and international sales channels. Most recently, Mr. Zerger was responsible for the establishment of the Mobile Products Group of Texas Microsystems which developed the hand held, rugged PC branded "Hardbody". He was also responsible for the formation of Texas Micro Express, a direct marketing channel. Mr. Zerger received a B.S. in Mechanical Engineering from the University of Southwest Louisiana in 1960.

        GORDON R. WINGATE has not previously served on the Board of Directors and is a first time nominee to the Board. Mr. Wingate has served as President and Chief Executive Officer of SynchroNet since 1989. SynchroNet is a Novell Gold Authorized Reseller which provides advanced network management solutions to businesses in the Houston and surrounding areas. Prior to this time Mr. Wingate owned and operated Wingate Services, a computer cabling and installation provider, which in 1986 changed its name to Synergy Computer Services and became involved with system design and computer integration. Mr. Wingate earned his Bachelors of Arts degree from the Univesity of Texas at Austin.. He also holds certifications in both sales and service from Novell, Microsoft, Compaq, Hewlett Packard and other major computer manufacturers.

DIRECTOR'S COMPENSATION

        Employee directors of the Company do not receive any additional compensation for their services as a member of the Board of Directors of the Company. Independent directors do not receive any compensation for each board meeting attended, nor do they receive compensation for each committee meeting attended. The Company does not pay out-of-pocket expenses incurred by independent directors to attend board and committee meetings.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

        During 1997, there was one meeting of the Board of Directors and three actions taken by unanimous consent. All incumbent directors were present at the meeting of the Board of Directors. The Board of Directors has established a standing Audit Committee. The Board does not have an Executive Committee, a Nominating Committee, or a Compensation Committee. Compensation for the past several years for the Company's executive officers and employees has been determined by the President and Chief Executive Officer.

        AUDIT COMMITTEE. The Audit Committee receives and considers financial reports of the independent auditors and approves the consolidated financial statements of the Company. The members of this Committee are Mr. David W.
Gent, with one vacancy which is expected to be filled by Mr. Gordon R. Wingate, both of whom are or would be independent directors.

BENEFICIAL OWNERSHIP OF SHARES

        The directors and officers of the Company are not aware of any person or company that beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than five percent (5%) of the voting rights attached to the Common shares of the Company as at the close of business on April 20, 1998 other than:

                       NAME AND ADDRESS OF         AMOUNT AND NATURE OF    PERCENT OF
TITLE OF CLASS          BENEFICIAL OWNER           BENEFICIAL OWNERSHIP       CLASS
--------------          ----------------           --------------------       -----
    Common      Alliance 2000, Ltd. (1)                  9,509,400            72.9%
                William A. Coskey, P.E. (1) (2)
                Hulda L. Coskey (1)
                600 Century Plaza Drive,
                Building 140
                Houston, Texas 77073-6013

    Common      David W. Gent, P.E.                          0                 0.0%

    Common      Rex S. Zerger                                0                 0.0%

    Common      Gordon R. Wingate                            0                 0.0%

All executive officers and directors as a group          9,509,400            72.9%
--------------------------------------------------

(1) Alliance 2000, Ltd. is the record holder of 9,500,000 shares, shown above. William A. Coskey and Hulda L. Coskey serve as General Partners of Alliance 2000, Ltd.
(2) Includes 9,400 shares of the Company's Common Stock held in the name William A. Coskey, as Custodian for minor children.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

               The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to, the Company's Chief Executive Officer and the most highly compensated executive officer of the Company whose aggregate cash compensation exceeded $100,000 (the "Named Executive Officers") during the years ended December 31, 1995, 1996 and 1997.

                                  ANNUAL COMPENSATION
                             ------------------------------
                                                            OTHER ANNUAL    ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR     SALARY     BONUS     COMPENSATION   COMPENSATION
---------------------------   ----     ------     -----     ------------   ------------
                                        ($)        ($)           ($)            ($)
William  A.  Coskey,  P.E.,   1997      72,000      -             -         16,000 (1)
Chief   Executive   Officer   1996      72,000  103,305           -              -
and President                 1995      72,000     (2)            -              -

(1) Fees for management of the Company's research and development of acquisition candidates payable to BHC Management Company, Inc., of which William A. Coskey serves as President

(2) At December 31, 1995 investments in real estate limited partnerships were assigned to William A. and Hulda L. Coskey. The transaction was recorded on the Company's books at a value of $103,305, and was in lieu of cash compensation during 1995.

EMPLOYMENT AGREEMENTS

        The Company has not entered into any employment agreements with any of its executive officers.

KEY MAN INSURANCE

        William A. Coskey is a key employee of the Company and the loss of Mr. Coskey could adversely affect the Company's business. The Company maintains, and is the beneficiary of, a life insurance policy on the life of Mr. Coskey. The face amount of such policy is $600,000. The continuance of such policy is at the discretion of the Board of Directors and may or may not continue in the future

401(K) PLAN

        On January 1, 1993, the Company adopted a Section 401(k) Profit Sharing Plan and Trust (the "Plan"). The Plan is intended to qualify for tax exemption under Section 401(k) of the Code and is subject to the Employee Retirement Income Security Act of 1974. The Plan is administered by management of the Company and all of the Company's employees are allowed to participate, who, as of the enrollment eligibility dates under the Plan, have completed at least 90 days of service with the Company and have elected to participate in the Plan. Employees may contribute up to 15% of their annual compensation, which is matched by the Company under a defined formula. In addition, the Company may make discretionary contributions to the Plan, for the benefit of all participants, at the election of the Board of Directors. Employee contributions are fully vested at all times and contributions by the Company vest on a schedule of 25% per year over a four-year period, commencing with the second year of employment.

                 APPROVAL OF INDUSTRIAL DATA SYSTEMS CORPORATION
                               1998 INCENTIVE PLAN

STOCK OPTION PLANS AND AGREEMENTS

        The Company as of the date of this proxy statement has no outstanding stock options. The board believes that the growth of the Company depends significantly upon the efforts of its officers, key employees and key service providers and that such individuals are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company. In accordance with this philosophy, the Board approved and adopted the Industrial Data Systems Corporation 1998 Incentive Plan.

        INCENTIVE PLAN. The Board of Directors plans to present the Plan for approval by the Company's stockholders at the annual shareholders meeting to be held June 8, 1998. A total of 1,200,000 shares of Common Stock would be reserved for issuance pursuant to the Plan. The Plan provides for the grant to employees, including officers of the Company, of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options, stock appreciation rights and restricted stock (collectively, "Awards"). In addition, non-employee directors ("Outside Directors") and consultants are eligible to receive nonstatutory stock options.

        The Plan provides that Awards may be granted to employees (including officers), consultants and directors of the Company and its majority-owned subsidiaries. To the extent that the aggregate fair market value of the shares with respect to which options designated as "incentive stock options" are exercisable for the first time by any optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options will be reclassified in accordance with the Code. The Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. Under the Code, the favorable vote of a majority of all issued and outstanding shares of Common Stock is required to satisfy the Code requirement for shareholder approval.

        Either the full board of directors or its designated committee, will administer the Plan. The Board of Directors or its designated committee will select persons to whom Awards may be granted and the type of Award to be granted and determine, as applicable, the number of shares to be subject to each Award, the exercise price and terms of vesting. In making such determination, the Board of Directors or its designated committee will take into account the grantee's present and potential contributions to the success of the Company and other relevant factors.

        The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the shares of Common Stock on the date of grant. With respect to any participant who owns stock representing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any incentive stock option granted under the Plan must equal at least 110% of the fair market value of the shares of Common Stock subject to such option on the date of grant and the term of the option must not exceed five years.

        Options granted under the Plan vest pursuant to terms determined by the Board of Directors or its designated committee.

        The terms of all incentive stock options and nonstatutory stock options granted under the Plan may not exceed ten years. However, the terms of all incentive stock options granted to an optionee who, at the time of grant, owns stock representing more than 10% of the voting rights of the Company's outstanding capital stock, may not exceed five years.

        Options may be granted to Outside Directors under the Plan upon such terms as are approved by the Board or its designated committee.

        Restricted Common Stock ("Restricted Stock") may be granted to employees pursuant to terms determined by the Board of Directors or its designated committee. Restricted Stock may not be transferred until the restrictions are removed or have expired. Conditions to the removal of restrictions may include, but are not required to be limited to, continuing employment or service to the Company or achievement of certain performance objectives.

        Stock appreciation rights ("SARs") may be granted to employees, either independent of, or in connection with, options. SARs are excerisable in the manner, and pursuant to terms, determined by the Board of Directors or its designated committee. Terms to be determined by the Board of Directors (or its designated committee) include the number of shares to which the SAR applies, the vesting schedule for the exercise of such right and the expiration date of the right. Upon exercise of an SAR, the holder shall receive payment (in cash, stock or a combination of both at the discretion of the Board of Directors or its designated committee) in an amount equal to the product of (i) the fair market value of a share of Common Stock as of the date of exercise, minus the fair market value of a share of Common Stock as of the date the SAR was granted, multiplied by (ii) the number of shares as to which the SAR is being exercised. The exercise of SARs granted in connection with options requires the holder to surrender the related option (or any portion thereof, to the extent unexercised). No SAR granted under the Plan is transferable by the employee other than by will or the laws of descent and distribution and each SAR is exercisable during the lifetime of the employee only by such employee.

        In the event of certain changes in the Company's capitalization, including as a result of a stock split or stock dividend, which results in a greater or lesser number of shares of outstanding Common Stock, appropriate adjustment shall be made in the number of shares available under the Plan, the exercise price and in the number of shares subject to options, Restricted Stock and SARs.

        Award agreements may under the Plan, as determined by the Board of Directors or its designated committee, provide that, in the event of a "change in control" of the Company, the following will occur; the holder of a stock option will be granted a corresponding stock appreciation right; all outstanding stock appreciation rights and stock options will become immediately and fully vested and exercisable in full; and the restriction period on any Restricted Stock will be accelerated and the restrictions will expire. In general, a "change in control" of the Company occurs in any of five situations: (1) a person (other than (a) the Company, (b) certain named affiliates or affiliated companies or benefit plans, or (c) a company, a majority of which is owned directly or indirectly by the stockholders of the Company) becomes the beneficial owner of 50% or more of the voting power of the Company's outstanding voting securities; (2) a majority of the Board of Directors is not comprised of the members of the Board of Directors at the effective date of the Plan and persons whose elections as directors were approved by those original directors or their approved successors; (3) a person described in clause (1) announces a tender offer for 50% or more of the Company's outstanding voting securities and the Board of Directors approves or does not oppose the tender offer; (4) the Company merges or consolidates with another corporation or partnership, or the Company's stockholders approve such a merger or consolidation, other than mergers or consolidations in which the Company's voting securities are converted into securities having the majority of voting power in the surviving company; or
(5) the Company liquidates or sells all or substantially all of its assets, or the Company's stockholders approve such a liquidation or sale, except sales to corporations having substantial the same ownership as the Company.

        If a "restructuring" of the Company occurs that does not constitute a change in control of the Company, the Board of Directors or the committee administering the Plan may (but need not) cause the Company to take any one or more of the following actions: accelerate in whole or in part the time of vesting and exercisability of any outstanding stock options and stock appreciation rights to permit those stock options and stock appreciation rights to be exercisable before, upon, or after the completion of the restructure; grant each of the restrictions on any Restricted Stock; if the restructuring involves a transaction in which the Company is not the surviving entity, cause the surviving entity to assume in whole or in part any one or more of the outstanding incentive awards upon such terms and provisions as the Board of Directors or its designated committee deems desirable; or redeem in whole or in part any one or more of the outstanding incentive awards (whether or not then exercisable) in consideration of a cash payment as adjusted for withholding obligations. A restructuring generally is any merger of the Company or the direct or indirect transfer of all or substantially all of the Company's assets (whether by sale, merger, consolidation, liquidation, or otherwise) in one transaction or a series of transactions.

                              CERTAIN TRANSACTIONS

        The Board of Directors has adopted a policy requiring that all transactions between the Company and its officers, directors, principal shareholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Company's board.

        William A. Coskey and Hulda L. Coskey were indebted to the Company for three unsecured promissory notes in an amount totaling $200,000. The notes are due on demand and bear interest at a rate of 9% per annum. Interest on the notes is due annually. The outstanding balance at December 31, 1997 was $200,000. in principal and $15,965.75 in accrued but unpaid interest. The Company has no present intention of making any further loans of this nature.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and 10% beneficial owners ("insiders") to file with the United States Securities and Exchange Commission reports of ownership and change in ownership of equity securities of the Company. Based solely on its review of such reports, or written representations from certain insiders that all required reports were filed, the Company believes that during the year ended December 31, 1997, the Company's Directors and officers complied with all filing requirements of
Section 16.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

        The Company's Articles of Incorporation provide that, to the fullest extent permitted under Nevada corporation law, the Company will indemnify any officer or director who is, was, or is threatened to be made a party to any proceeding because he or she (1) is or was a director or officer, or (2) while a director or officer, at the Company's request, was serving as a director, officer, partner, venturer, proprietor, trustee, employee or agent of another entity.

        The Company's Articles of Incorporation also provide that a director of the Company shall not be personally liable to the Company or its shareholders for monetary damages from breaches of fiduciary duties, except for liability (i) for any breach of the duty of loyalty to the Company or its shareholders; (ii) for acts or omissions not in good faith or in knowing violation of the law; or
(iii) for any transaction from which a director or officer has derived an improper personal benefit.

        Insofar as indemnification for liabilities arising under the Securities Exchange Act of 1934 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

        In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Company will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                             APPOINTMENT OF AUDITORS

        The Board of Directors recommends, and unless otherwise directed the designated persons named in the enclosed form of proxy will vote for, the appointment of Hein + Associates LLP, 5075 Westheimer, Suite 970, Houston, Texas 77056, as auditors of the Company to hold office until the next Annual Meeting of Shareholders and to authorize the Directors to fix the remuneration of the auditors so appointed. Hein + Associates LLP has been the Company's auditors since 1994. The auditors will be invited to attend the meeting to make such comments as they deem appropriate and to answer any appropriate questions.

                                  OTHER MATTERS

        To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

        The Company has received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by Management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, Management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the meeting. If any further business is properly presented at the meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.
        The next annual meeting of shareholders is expected to be on or about June 1, 1999. Any shareholder proposal intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in the Company's proxy materials by March 1, 1999.

                       APPROVAL OF THE BOARD OF DIRECTORS

        The contents of the Proxy Statement have been approved and the mailing thereof to the Shareholders of the Company has been authorized by the Board of Directors of the Company.

                                  ANNUAL REPORT

        A copy of the Company's 1997 Annual Report is being mailed with this Proxy Statement to each shareholder of record. Shareholders not receiving a copy of the Annual Report may obtain one without charge by contacting Hulda L. Coskey, CFO, 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013,
(281) 821-3200, or by email at idscorp@inddata.com.

        DATED at Houston, Texas, the 15th day of May, 1998.

                                            By Order of the Board of Directors,


                                            Hulda L. Coskey
                                            Secretary

                  INDUSTRIAL DATA SYSTEMS CORPORATION (IDDS)
              THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 1998
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

      The undersigned stockholder of Industrial Data Systems Corporation (the "Company") hereby appoints William A. Coskey, Hulda L. Coskey and/or any of them, attorneys and proxies of the undersigned, each with full power of substitution to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Industrial Data Systems Corporation to be held at the corporate offices located at 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013, Friday, June 8, 1998, at 2:00 p.m. Central Standard Time, and at any adjournments of said meeting, all of the shares of Common stock in the mane of the undersigned or which the undersigned may be entitled to vote.

1.   [ ] FOR the election (except as indicated below) as directors of                [ ] WITHHOLD AUTHORITY to vote
         William A. Coskey, P.E., Hulda L. Coskey, David W. Gent, P.E.,                  on all nominees for directors listed.
         Rex S. Zerger, and Gordon R. Wingate

INSTRUCTION:      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                  WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW:

                  --------------------------------------------------------------

2. For the appointment of HEIN and Associates, LLP as the Company's independent auditors.

            [ ]    FOR           [ ]    AGAINST      [ ]    ABSTAIN

3. For the approval of the Industrial Data Systems Corporation 1998 Incentive Plan.

            [ ]    FOR           [ ]    AGAINST      [ ]    ABSTAIN


                           (PLEASE SIGN ON OTHER SIDE)

                             (CONTINUED FROM FRONT)

4. In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned. The board of directors recommends a vote FOR the nominees named above and if no specfication is made, the shares will be voted for such nominees. The undeersigned hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and the Proxy Statement furnished herewith.

                                          Dated: _____________________,  1998

                                          ---------------------------------
                                                Stockholder's Signature

                                          ---------------------------------
                                                Stockholder's Signature
                                          SIGNATURE SHOULD AGREE WITH THE NAME
                                          PRINTED HEREON. IF STOCK IS HELD IN
                                          THE NAME OF MORE THAN ONE PERSON, EACH
                                          JOINT OWNER SHOULD SIGN, EXECUTORS,
                                          ADMINISTRATORS, TRUSTEES, GUARDIANS
                                          AND ATTORNEYS SHOULD INDICATE THE
                                          CAPACITY IN WHICH THEY SIGN. PERSONS
                                          ACTING PURSUANT TO POWER OF ATTORNEY
                                          SHOULD SUBMIT POWERS OF ATTORNEY.

     PLEASE SIGN AND RETURN IN THE ENCLOSED SELF ADDRESSED, STAMPED ENVELOPE